                                                           Execution Counterpart

                                 AMENDMENT NO. 1

            AMENDMENT NO. 1 dated as of December 26, 1997, between ANKER COAL GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of September 22, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $75,000,000. The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof; the Credit Agreement shall be amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetic locations and amending the following definitions (to the extent already included in said
Section 1.01), as follows:


                                 Amendment No. 1

      "Anker Capital Developmental Authority Approval" shall mean approval by the West Virginia Economic Development Authority (the "Authority") of the application of Anker Capital Corporation to have its capital base increased and the issuance by the Authority of a certificate of tax credit which entitles investors in Anker Capital Corporation to West Virginia tax credits upon the issuance by Anker Capital Corporation of a proper certificate setting forth the amount of the investors tax credit.

      "Anker Capital Disposition" shall mean the purchase of all of the capital stock of Anker Capital Corporation by the Purchasers (directly, or indirectly through an entity owned by the Purchasers) from Anker Group, Inc. pursuant to the Purchase Agreement.

      "Applicable Percentage" shall mean: (a) with respect to Base Rate Loans, 2% per annum; (b) with respect to Eurodollar Loans, 3% per annum and (c) with respect to commitment fees, 1/2 of 1% per annum; provided that (i) during the period commencing on the Effective Date and ending on December 31, 1997, the Applicable Percentage for Base Rate Loans, Eurodollar Loans and commitment fees shall be 3/4 of 1%, 1-3/4% and 3/8 of 1%, respectively, (ii) during the period commencing on January 1, 1998 and ending on the first Rate Reset Date (as defined below), the Applicable Percentage for Base Rate Loans, Eurodollar Loans and commitment fees shall be 1-3/4%, 2-3/4% and 1/2 of 1%, respectively and
(iii) subject to the foregoing clauses (i) and (ii), if the Net Leverage Ratio as at the last day of any fiscal quarter of the Company shall fall within any of the ranges set forth below then, upon the delivery 10 the Administrative Agent of a certificate (a "Leverage Certificate") of a Responsible Officer substantially in the form of Exhibit C hereto demonstrating such fact prior to the end of the next succeeding fiscal quarter, the "Applicable Percentage" for Revolving Credit Loans and commitment fees shall be reduced to the rate for the respective Type of Loan and commitment fees set forth below opposite such range during the period commencing on the third Business Day after the date of receipt of such Leverage Certificate to but not including the first Rate Reset Date thereafter (except that, notwithstanding the foregoing, the Applicable Percentage for any such Loan or commitment fee shall not as a consequence of this proviso be so reduced for any period during which an Event of Default shall have occurred and be continuing following notice by the Administrative Agent to the Company upon the instruction of the Majority Banks that such reduction shall not be made):


                                 Amendment No. 1

     Range                     Applicable Percentage
      of                      Base Rate      Eurodollar          Commitment
Net Leverage Ratio              Loans          Loans                Fee
------------------            ---------      ----------          ----------
Greater than 6.50 to 1               2%               3%         1/2 of 1%

Greater than or
  equal to 6.00 to 1             1-3/4%           2-3/4%         1/2 of 1%
  but less than or
  equal to 6.50 to 1

Greater than or
  equal to 5.50 to 1             1-1/2%           2-1/2%         1/2 of 1%
  but less than
  6.00 to 1

Greater than or
  equal to 5.00 to 1             1-1/4%           2-1/4%         1/2 of 1%
  but less than
  5.50 to 1

Greater than or
  equal to 4.50 to 1                 1%               2%         1/2 of 1%
  but less than 5.00
  to 1

Greater than or
  equal to 3.75 to 1          3/4 of 1%           1-3/4%         3/8 of 1%
  but less than 4.50
  to 1

Greater than or
  equal to 3.00 to 1          1/2 of 1%           1-1/2%         3/8 of 1%
  but less than 3.75
  to 1


                                 Amendment No. 1


Greater than or
  equal to 1.50 to 1          1/4 of 1%           1-1/4%        3/10 of 1%
  but less than 3.00
  to 1

Less than 1.50 to 1                  0%               1%         1/4 of 1%

      For purposes hereof, (a) the first "Rate Reset Date" shall mean the earlier of (i) the third Business Day after the date on which the Administrative Agent receives a Leverage Certificate as at December 31, 1997, and (ii) March 31, 1998: and (b) each subsequent Rate Reset Date shall mean the earlier of (i) the third Business Day after the date on which the Administrative Agent receives a Leverage Certificate as at the last day of the fiscal quarter of the Company then most recently ended, and (ii) the date falling 45 days after such last day.

      "Available Supplemental Amount" shall mean, at any time, the sum of (i) $17,750,000 plus (ii) the aggregate amount of cash theretofore received by the Company in consideration for the issuance by the Company of its capital stock after the Closing Date (a) to any Person that is a shareholder of the Company on the Closing Date after giving effect to the Acquisition or (b) to any fund managed by First Reserve plus (iii) the Net Available Proceeds of any Equity Issuance in respect of which the Supermajority Banks have agreed not to require a prepayment or reduction of Commitments under Section 2.10 hereof plus (iv) the aggregate amount of Net Available Proceeds received in cash by the Company or any of its Restricted Subsidiaries from the Permitted Joint Venture in consideration for the sale by the Company or any of its Restricted Subsidiaries to the Permitted Joint Venture of Eligible Properties in excess of the respective Stipulated Values for such Eligible Properties plus (v) subject to consummation of the Anker Capital Disposition, the dollar amount of the tax credits to which Anker Group, Inc. is entitled (whether or not utilized) in association with the Anker Capital Developmental Authority Approval, in an aggregate amount not to exceed $1,800,000 minus (vi) Investments theretofore made by the Company or any of its Restricted Subsidiaries out of the Available Supplemental Amount as permitted by Section 9.08(g) hereof.

      "Purchase Agreement" shall mean the Stock Purchase Agreement dated as of December 18, 1997 between P. Rodney Jackson, Donald L. Berg and Anker Group, Inc., as the same shall be modified and supplemented and in effect from time to time.

      "Purchasers" shall mean P. Rodney Jackson and Donald L. Berg.


                                 Amendment No. 1

            2.03. Section 9.05 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (c)(iii) thereof, (ii) inserting "and" in lieu of the period at the end of clause (d) thereof and (iii) inserting a new clause (e) thereto reading as follows:

            "(e) the consummation of the Anker Capital Disposition, provided that such Disposition is made immediately following, and in connection with, the Anker Capital Developmental Authority Approval."

            2.04. Section 9.08 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (j) thereof, (ii) inserting "and" in lieu of the period at the end of clause (k) thereof and (iii) inserting a new clause (1) thereto reading as follows:

            "(I) a contribution to Anker Capital Corporation in an aggregate amount not exceeding $4,000,000, provided that (i) the contribution is made immediately following, and in connection with, the Anker Capital Developmental Authority Approval and (ii) the Anker Capital Disposition shall be consummated immediately after such contribution."

            2.05. Section 9.10(a) of the Credit Agreement is hereby amended to read as follows:

            "(a) Net Leverage Ratio. The Company will not permit the Net Leverage Ratio on any date to exceed the ratio set forth below opposite the period during which such date falls:

                      Period                            Ratio
                      ------                            -----
            From October 1, 1997
              through December 31, 1997               6.95 to 1

            From January 1, 1998
              through March 31, 1998                  7.25 to 1

            From April 1, 1998
              through June 30, 1998                   7.00 to 1

            From July 1, 1998
              through September 30, 1998              6.50 to 1

            From October 1, 1998


                                 Amendment No. 1

              through December 31, 1998               5.75 to 1

            From January 1, 1999
              through December 31, 1999               5.50 to 1

            From January 1, 2000
              through December 31, 2000               4.75 to 1

            From January 1, 2001
              through December 31, 2001               4.50 to 1

            From January 1, 2002
              through December 31, 2002               4.25 to 1

            Thereafter                                4.00 to 1"

            2.06. Section 9.10(b) of the Credit Agreement is hereby amended to read as follows:

            "(b) Net Interest Coverage Ratio. The Company will not permit the Net Interest Coverage Ratio on any date to be less than the ratio set forth below opposite the period during which such date falls:

                      Period                            Ratio
                      ------                            -----
            From October 1, 1997
              through December 31, 1997               2.00 to 1

            From January 1, 1998
              through June 30, 1998                   1.50 to 1

            From July 1, 1998
              through September 30, 1998              1.65 to 1

            From October 1, 1998
              through September 30, 1999              2.00 to 1

            From October 1, 1999
              through September 30, 2000              2.35 to 1


                                 Amendment No. 1

            From October 1, 2000
              through September 30, 2001              2.50 to 1

            From October 1, 2001
              through December 31, 2001               2.75 to 1

            Thereafter                                3.00 to 1"

            2.07. Section 9.11 of the Credit Agreement is hereby amended to read as follows:

            "9.11 Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures by the Company and its Restricted Subsidiaries to exceed $24,000,000 for fiscal year 1998. The Company will not permit Capital Expenditures for the purchase and development of any reserves acquired after the Effective Date to exceed in the aggregate for any single project (other than Big Creek (a "Permitted Capital Expenditure")) (i) $5,000,000 for fiscal year 1998 and (ii) $10,000,000 for any fiscal year thereafter."

            Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment No. 1.

            Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

            4.01. Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by the Company, the Subsidiary Guarantors and the Majority Banks.

            4.02. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

            (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the


                                 Amendment No. 1

      Effective Date pursuant to the Credit Agreement) and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and the loans under the Credit Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

            (2) Opinions of Counsel to the Obligors. Opinions of counsel to the Obligors as follows:

                  (i) Klett Lieber Rooney & Schorling, special Pennsylvania
            counsel to the Obligors, as to (x) the due authorization (as to Delaware Obligors), execution and delivery of this Amendment No. 1,
            (y) the enforceability of the Credit Agreement as amended hereby and
            (z) the absence of any conflict with other agreements by reason of this Amendment No. 1 or the transactions contemplated hereby and

                  (ii) Spilman, Thomas & Battle, special West Virginia counsel to the Obligors as to (w) the due authorization as to West Virginia Obligors, (x) the absence of any conflict with other agreements by reason of this Amendment No. 1 or the transactions contemplated hereby, (y) the Anker Capital Developmental Authority Approval having been finalized, and that Anker Group Inc. shall, as a result thereof, be entitled to tax credits in the amount of 50% of the Investment permitted under Section 9.08(1) of the Credit Agreement as amended hereby and (z) the tax credits claimed by Anker Group, Inc. not being subject to recapture nor the entitlement to such tax credits being lost, as a result of the Anker Capital Disposition or the failure of the Purchasers to comply with any requirements of the West Virginia Capital Company Act, Code ss.5E-1-1, et seq. after the date of the Anker Capital Disposition, each of which opinions shall be in form and substance satisfactory to the Administrative Agent (and each Obligor hereby instructs such counsel to deliver such opinions to the Administrative Agent).

            (3) Officer's Certificate. A Certificate of a Responsible Officer prepared in good faith and based on reasonable estimates evidencing, as of the date hereof, the projected utilization of the tax credits received by Anker Group, Inc. as a result of the


                                 Amendment No. 1

      Anker Capital Developmental Authority Approval, and which shall be satisfactory in form and substance to the Administrative Agent.

            (4) Other Documents. Such other documents as the Administrative Agent or special New York counsel to Chase may reasonably request.

            The effectiveness of the amendments to the Credit Agreement set forth in Section 2 above is also subject to the payment or delivery by the Company of the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 and of the Credit Agreement.

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                 Amendment No. 1

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                       ANKER COAL GROUP, INC.


                                       By /s/ Bruce Sparter
                                          --------------------------------------
                                          Title: President


                                       SUBSIDIARY GUARANTORS

                                       ANKER ENERGY CORPORATION


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer



                                       ANKER GROUP, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       ANKER POWER SERVICES, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                 Amendment No. 1

                                       ANKER WEST VIRGINIA MINING
                                        COMPANY, INC.

                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       BRONCO MINING COMPANY, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       HAWTHORNE COAL COMPANY, INC.
                                       (formerly known as Anker
                                       Development, Inc.)


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       HEATHER GLEN RESOURCES, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                 Amendment No. 1

                                     - l2 -


                                       JULIANA MINING COMPANY, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       KING KNOB COAL CO., INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       MARINE COAL SALES COMPANY


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       PATRIOT MINING COMPANY, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       VANTRANS, INC.

                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       MELROSE COAL COMPANY, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                 Amendment No. 1

                                       NEW ALLEGHENY LAND HOLDING
                                        COMPANY, INC


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       UPSHUR PROPERTY, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       VINDEX ENERGY CORPORATION


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                       ANKER VIRGINIA MINING COMPANY, INC.


                                       By /s/ Michael M. Matesic
                                          --------------------------------------
                                          Title: Treasurer


                                 Amendment No. 1

                                       BANKS


                                       THE CHASE MANHATTAN BANK


                                       By /s/ Michael D. Peist
                                          --------------------------------------
                                          Title: Vice President


                                       BANK OF MONTREAL


                                       By
                                          --------------------------------------
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By
                                          --------------------------------------
                                          Title:


                                       MELLON BANK, N.A.


                                       By
                                          --------------------------------------
                                          Title:


                                       THE BANK OF NOVA SCOTIA


                                       By
                                          --------------------------------------
                                          Title:


                                 Amendment No. 1

                                       BANKS


                                       THE CHASE MANHATTAN BANK


                                       By
                                          --------------------------------------
                                          Title: Treasurer


                                       BANK OF MONTREAL


                                       By
                                          --------------------------------------
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By /s/ William V. Clifford
                                          --------------------------------------
                                          Title: Vice President


                                       MELLON BANK, N.A.


                                       By
                                          --------------------------------------
                                          Title:


                                       THE BANK OF NOVA SCOTIA


                                       By
                                          --------------------------------------
                                          Title:


                                 Amendment No. 1

                                       BANKS


                                       THE CHASE MANHATTAN BANK


                                       By
                                          --------------------------------------
                                          Title:


                                       BANK OF MONTREAL


                                       By
                                          --------------------------------------
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By
                                          --------------------------------------
                                          Title:


                                       MELLON BANK, N.A.


                                       By /s/ Robert Heuler
                                          --------------------------------------
                                          Title: VP


                                       THE BANK OF NOVA SCOTIA


                                       By
                                          --------------------------------------
                                          Title:


                                 Amendment No. 1

                                       BANKS


                                       THE CHASE MANHATTAN BANK


                                       By
                                          --------------------------------------
                                          Title:


                                       BANK OF MONTREAL


                                       By
                                          --------------------------------------
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By
                                          --------------------------------------
                                          Title:


                                       MELLON BANK, N.A.


                                       By
                                          --------------------------------------
                                          Title:


                                       THE BANK OF NOVA SCOTIA


                                       By /s/ J. Alan Edwards
                                          --------------------------------------
                                          Title: AUTHORIZED SIGNATORY


                                 Amendment No. 1